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                                  Exhibit 10.2




                                AMENDMENT NO. 11
                             TO EMPLOYMENT AGREEMENT


THIS AMENDMENT NO. 11 TO EMPLOYMENT AGREEMENT (the "Amendment") is made and entered into at Santa Barbara, California, on the date hereinafter set forth by and between DAVID E. MAI (hereinafter referred to as the "Employee") and MIRAVANT MEDICAL TECHNOLOGIES, a Delaware Corporation (hereinafter referred to as the "Employer").

WHEREAS:

         A. The Employer and the Employee are parties to an Employment Agreement effective as of February 1, 1991, and Amendments No. 1 through 9 thereto (the "Employment Agreement").

         B. The parties hereto wish to amend the Employment Agreement in certain respects.

         NOW,  THEREFORE,  in  consideration  of  the  premises,   promises  and
representations hereinafter contained, it is agreed as follows:

         1.   Effective   JANUARY  1,  1998,  the  section   entitled   EMPLOYEE
COMPENSATION on Exhibit A to the Employment Agreement is hereby amended to read as follows:

         EMPLOYEE COMPENSATION

         TWO HUNDRED TWENTY FIVE THOUSAND  ($225,000) per annum.

         2. In all other respects, the Employment Agreement is hereby ratified, confirmed and approved in its entirety.



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         IN WITNESS WHEREOF,  the parties hereto have executed this Amendment on this 13th day of January, 1998.

                                  EMPLOYER:
                                  MIRAVANT MEDICAL TECHNOLOGIES
                                  a Delaware Corporation

                                  By: /s/ Gary S. Kledzik, Ph.D.
                                      --------------------------
                                          Gary S. Kledzik, Ph.D.
                                          C.E.O. and Chairman

                                    EMPLOYEE: /s/ David E. Mai
                                              ----------------
                                                  David E. Mai